SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 19, 2008

American Greetings Corporation

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-13859	34-0065325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One American Road Cleveland, Ohio		44144
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 252-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On December 23, 2008, (“American Greetings” or the “Company”) issued a press release reporting its results for the quarter ended November 28, 2008. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of this Current Report on Form 8-K (including the exhibit attached hereto) is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.06 Material Impairments.

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142 (“SFAS 142”), “Goodwill and Other Intangible Assets,” American Greetings is required to evaluate the carrying value of its goodwill for potential impairment on an annual basis or an interim basis if there are indicators of potential impairment.

Due to the recent deterioration in the global economic environment and resulting significant decrease in American Greetings’ market capitalization, combined with significant decreases in reported market values of comparable, unrelated companies, indicators emerged within the AG Interactive segment and one reporting unit located in the United Kingdom within the International Social Expression Products segment (the “UK Reporting Unit”) that led American Greetings to conclude that a SFAS 142 impairment test was required to be performed during the third quarter for goodwill in these reporting units. Within the AG Interactive segment, there were the following three primary indicators:

1.	A substantial decline in advertising revenues;

2.	The e-commerce businesses not growing as anticipated; and

3.	The Company’s belief that the segment’s current long-term cash flow forecasts may now be unattainable based on the lengthening and deepening economic deterioration.

The following three primary indicators emerged within the UK Reporting Unit:

1.	The recent bankruptcy of a major customer;

2.	A major customer implementing buying freezes across product lines, including on American Greetings everyday products; and

3.	The Company’s belief that the unit’s current long-term cash flow forecasts may now be unattainable based on the lengthening and deepening economic deterioration.

While these events individually may not indicate the need for impairment testing, in connection with the preparation of its financial statements for the third quarter, American Greetings concluded that considering the combination of these events, testing was required. Based on the foregoing, on December 19, 2008, American Greetings concluded that the goodwill and certain of the other intangible assets of the AG Interactive segment and the UK Reporting Unit were materially impaired and on December 23, 2008, announced that non-cash, pre-tax goodwill and other intangible asset impairment charges of $242.9 million are expected. American Greetings estimates, based on its preliminary analysis, the goodwill impairment charge for its UK Reporting Unit will be $82.1 million, which represents the majority of the goodwill for this reporting unit. The goodwill and intangible asset impairment charges for its AG Interactive segment are estimated to be $160.8 million, which includes all of the goodwill for AG Interactive. The impairment charges, which do not result in current or future cash expenditures, were recorded in accordance with SFAS 142, with respect to goodwill, and SFAS No. 144 (“SFAS 144”), “Accounting for the Impairment or Disposal of Long-Lived Assets,” with respect to intangible assets, in American Greetings’ third quarter financial results. The actual amount of the goodwill impairment charges will not be finalized until American Greetings has completed its impairment testing.

As a result of weak performance in certain Carlton retail stores, the Company also reviewed its long-lived assets within the Retail Operations segment. As a result of that review and reductions in future cash flow forecasts, the Company recorded a non-cash pre-tax long-lived asset impairment charge of $3.9 million. This impairment charge, which does not result in current or future cash expenditures, was recorded in accordance with SFAS 144 in American Greetings’ third quarter financial results.

FORWARD-LOOKING STATEMENTS

Certain statements in this report may constitute forward-looking statements within the meaning of the Federal securities laws. These statements can be identified by the fact that they do not relate strictly to historic or current facts. They use such words as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. These forward-looking statements are based on currently available information, but are subject to a variety of uncertainties, unknown risks and other factors concerning the Company’s operations and business environment, which are difficult to predict and may be beyond the control of the Company. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements, and that could adversely affect the Company’s future financial performance, include, but are not limited to, the following:

•	the completion and final results of the Company’s goodwill impairment analysis;

•	a weak retail environment and general economic conditions;

•	the ability to achieve the desired benefits associated with its cost reduction efforts;

•	retail consolidations, acquisitions and bankruptcies, including the possibility of resulting adverse changes to retail contract terms;

•	competitive terms of sale offered to customers;

•	if the Company determines additional retail store closures are necessary;

•	the timing and impact of investments in new retail or product strategies as well as new product introductions and achieving the desired benefits from those investments;

•	consumer acceptance of products as priced and marketed;

•	the ability to successfully integrate acquisitions;

•	the impact of technology on core product sales;

•	the timing and impact of converting customers to a scan-based trading model;

•	escalation in the cost of providing employee health care;

•	the ability to identify, complete, or achieve the desired benefits associated with productivity improvement projects;

•	the ability to successfully implement, or achieve the desired benefits associated with any information systems refresh the Company may implement;

•	whether the Company executes share repurchase programs or the ability to achieve the desired accretive effect from any such share repurchases;

•	whether the Company will be repaid our recent investment in its first-lien distressed debt securities of another social expressions company;

•	the Company’s ability to comply with its debt covenants;

•	the Company’s ability to successfully complete, or achieve the desired benefits associated with, dispositions, including the sale of the Strawberry Shortcake and Care Bears properties;

•	fluctuations in the value of currencies in major areas where the Company operates, including the U.S. Dollar, Euro, U.K. Pound Sterling, and Canadian Dollar; and

•	the outcome of any legal claims known or unknown.

Risks pertaining specifically to AG Interactive include the viability of online advertising, subscriptions as revenue generators, the public’s acceptance of online greetings and other social expression products, and the ability to gain a leadership position in the digital photo sharing space.

In addition, this report contains time-sensitive information that reflects management’s best analysis as of the date of this report. American Greetings does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the date of this report. Further information concerning issues that could materially affect financial performance related to forward-looking statements can be found in the Company’s periodic filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2008.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exhibit	Description
Exhibit 99.1	Press Release – Reporting results for the quarter ended November 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

American Greetings Corporation
(Registrant)

By:	/s/ Joseph B. Cipollone
Joseph B. Cipollone, Vice President,
Corporate Controller and
Chief Accounting Officer

Date: December 23, 2008

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